UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 22, 2005

WRC MEDIA INC. ________________________________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-96119	13-4066536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

512 Seventh Avenue, 22nd Floor, New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 582-6700

Not Applicable
________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Q Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Q Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Q Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Q Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 22, 2005, WRC Media Inc. issued a press release announcing the sale of American Guidance Service, Inc. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Exhibits.

99.1 --	Press release dated as of June 22, 2005 entitled “WRC Media Inc., a Leading Supplementary Education Publisher Announces Sale of American Guidance Service, Inc.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 23, 2005

WRC MEDIA INC., (Registrant)
By	/s/ Richard Nota
Name: Richard Nota
Title: Executive Vice President, Operations